SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reAugust 25, 1999

SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

(AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
DATED AS OF JUNE 1, 1999, PROVIDING FOR THE ISSUANCE OF
FLOATING RATE MORTGAGE PASS-THROUGH CERTIFICATES,
SERIES 1999-NC3)

Salomon Brothers Mortgage Securities VII, Inc.
(Exact name of registrant as specified in its charter)

Delaware       333-72647     13-3439681
(State or Other(Commission   (I.R.S. Employer
Jurisdiction ofFile Number)  Identification
Incorporation)               Number)

390 Greenwich Street, Fourth Floor
New York, New York                  10013
(Address of Principal         (Zip Code)
Executive Offices)

Registrant's telephone number, including area code: (212) 723-8604

Item 5.  Other Events

  On 25-Aug-99 a scheduled distribution was made from the trust to holders of the certificates. The Trustee has caused to be filed with the commission, the Monthly Report dated
     25-Aug-99 The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area.

A.   Monthly Report Information:
     See Exhibit No.1

B.   Have any deficiencies occurred?   NO.
               Date:
               Amount:

C.   Item 1: Legal ProceedingNONE

D.   Item 2: Changes in SecurNONE

E.   Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

F.   Item 5: Other Information - Form 10-Q, Part II -
     Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

     Exhibit No.

1. Monthly Distribution Repor   25-Aug-99

SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
NEW CENTURY MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999-NC3

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:              08/25/99

                 Beginning                                            Ending
                Certificate                                        Certificate
Class  Cusip     Balance(1)   Principal     Interest     Losses      Balance
A    79548KN87 235,865,187.591,587,415.93 1,083,751.40       0.00 234,277,771.66
M-1  79548KN95 30,725,000.00        0.00    148,856.22       0.00 30,725,000.00
M-2  79548KP28 14,968,000.00        0.00     79,252.44       0.00 14,968,000.00
M-3  79548KP36 18,120,000.00        0.00    124,782.63       0.00 18,120,000.00
CE      N/A    14,180,816.03        0.00  1,011,347.75       0.00 14,180,816.03
P       N/A           100.00        0.00     33,285.10       0.00        100.00
R-III   N/A             0.00        0.00          0.00       0.00          0.00
Total          313,859,103.621,587,415.93 2,481,275.54       0.00 312,271,687.69

           AMOUNTS PER $1,000 UNIT
                                             Ending                  Current
                                          Certificate              Pass-Through
ClassPrincipal    Interest      Total       Balance      Losses   Interest Rate
A     6.694314      4.570303    11.26462    987.976045   0.000000       5.51375%
M-1   0.000000      4.844792     4.84479   1000.000000   0.000000       5.81375%
M-2   0.000000      5.294792     5.29479   1000.000000   0.000000       6.35375%
M-3   0.000000      6.886459     6.88646   1000.000000   0.000000       8.26375%
CE    0.000000     71.318022    71.31802   1000.000000   0.000000       3.86676%
P     0.000000 332851.000000 332851.00000  1000.000000   0.000000       NA


Section 4.02 (iii.)
MASTER SERVICER COMPENSATION                           130,774.82
ADMINISTRATION  FEES                                     3,269.37

Section 4.02 (iv.)
P&I ADVANCES                 Total Advances            140,464.50
*Note: P&I Advances are made on Mortgage Loans Delinquent as of the Determiniation Date.

Section 4.02 (v.)
BALANCES AS OF:                 25-Aug-99
Stated Principal Balance of Mortgage Loan312,271,687.69
Stated Principal Balance of REO Propertie         0.00

Section 4.02 (vi.)
MORTGAGE LOAN
  CHARACTERISTICS                        Beginning                Ending
Number of Loans                                          2,378            2,368
Aggregate Prin Bal as of the Due Date    313,859,103.62           312,271,687.69

Weighted Average Remaining Term to Maturity                   356
Beginning Weighted Average Mortgage Rate                  9.87208%
Number of Subsequent Loans                                   0.00
Balance of Subsequent Loans                                  0.00


Section 4.02 (vii.)                      Unpaid Prin              Stated Prin
DELINQUENCY INFORMATION      Number      Balance                  Balance
30-59 days delinquent                 21  3,048,956.17             3,046,613.00
60-89 days delinquent                  5    783,840.25               783,376.20
90 or more days delinquent             0          0.00                     0.00
Foreclosures                           5    537,416.35               537,025.66
Bankruptcies                           5    598,495.22               598,353.36
*Note:  In accordance with the Master Servicer, the Delinquency
          Information relates to the Prepayment Period.

Section 4.02 (viii.)
REO INFORMATION
Loans that became REO properties in the preceding calendar month:
                             Unpaid Prin               Stated Prin
     Loan Number             Balance                   Balance




Section 4.02 (ix.)
REO BOOK VALUES
Total Book Value of REO Properties:                          0.00

Section 4.02 (x.)
PRINCIPAL PREPAYMENTS
Aggregate Amount of Principal
Prepayments - Curtailments                   35,704.48
Payments in Full                          1,401,172.06
                                          1,436,876.54

Prepayment Charges                                      33,285.10
REO Principal Amortization                                   0.00

Section 4.02 (xi.)
REALIZED LOSSES
Realized Losses that were incurred during the related Prepayment Period
Total Realized Losses                                        0.00
Which Include:
Bankruptcy Losses                                            0.00

Cumulative Realized Losses                                   0.00

(1) As of reporting period, the servicer has not yet determined the loss classification.

Section 4.02 (xii.)
EXTRAORDINARY TRUST FUND EXPENSES
Extraordinary Trust Fund Expenses withdrawn from the Collection
Account or Distribution Account that caused a reduction      0.00
Available Distribution Amount:

Section 4.02 (xiv.)
CERTIFICATE FACTOR
                             Certificate
                             Factor
               Class A        0.98797605
               Class M-1      1.00000000
               Class M-2      1.00000000
               Class M-3      1.00000000
               Class CE       0.99095201

Section 4.02 (xv.)
INTEREST DISTRIBUTION AMOUNTS
                                         Reduction from the Allocation of:
                               Interest
                  Interest      Carry                    Prepay     Relief Act
                Distribution   Forward      Realized    Interest     Interest
                   Amount       Amount       Losses    Shortfalls   Shortfalls
     A          1,083,751.40        0.00          0.00       0.00          0.00
     M-1          148,856.22        0.00          0.00       0.00          0.00
     M-2           79,252.44        0.00          0.00       0.00          0.00
     M-3          124,782.63        0.00          0.00       0.00          0.00
     CE         1,011,347.75      NA              0.00       0.00          0.00
     TOTAL      2,447,990.44        0.00          0.00       0.00          0.00

Section 4.02 (xvii.)
PREPAYMENT INTEREST
SHORTFALLS
Prepayment Interest Shortfalls not covered by the Servi      0.00

Section 4.02 (xviii.)
Relief Act Interest Shortfall                                0.00

Section 4.02 (xix.)
Required Overcollateralized Amount       14,180,816.03
Credit Enhancement Percentage                 24.97627%

Section 4.02 (xx.)
Overcollateralization Increase Amount                        0.00

Section 4.02 (xxi.)
Overcollateralization Reduction Amount                       0.00

Section 4.02 (xxii.)
Loss  Severity  Percentage                                   0.00%

Section 4.02 (xxiii.)
Aggregate  Loss  Severity  Percentage                        0.00%

PERFORMANCE MEASURES
Net Monthly Excess Cash Flow              1,011,347.75

Delinquency Percentage                         0.61445%

Stepdown Date Occurrence                             NO
Trigger Event Occurrence                             NO

     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             SALOMON BROTHERS MORTGAGE
                             SECURITIES VII, INC.

                             By: /s/ Eve Kaplan
                             Name:  Eve Kaplan
                             Title: Vice President
                             U.S. Bank National Association

Dated   8/31/99